                                                                    Exhibit 24.1



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, J. William Richardson, Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                   /s/ W. THOMAS PARRINGTON, JR.
                                                   -----------------------------
                                                       W. Thomas Parrington, Jr.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                       /s/ J. WILLIAM RICHARDSON
                                                       -------------------------
                                                           J. William Richardson

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                                /s/ MILTON FINE
                                                                ---------------
                                                                    Milton Fine

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                               /s/ DAVID J. FINE
                                                               -----------------
                                                                   David J. Fine

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or his substitute may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                       /s/ R. MICHAEL MCCULLOUGH
                                                       -------------------------
                                                           R. Michael McCullough

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                            /s/ THOMAS J. SAYLAK
                                                            --------------------
                                                                Thomas J. Saylak

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, under the Securities Act of 1933, as amended, shares of common stock, shares of preferred stock, debt securities or warrants to purchase common stock, preferred stock, debt securities, or a combination thereof, of the Company, and to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: July 24, 1997

                                                             /s/ STEVEN J. SMITH
                                                             -------------------
                                                                 Steven J. Smith